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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated October 27, 1997 included in this Quarterly Report on Form 10-Q for the Quarter Ended September 30, 1997.


                                              Welch & Associates

Nashville, Tennessee
November 10, 1997